UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21664

                          Pioneer Series Trust III
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  August 31


Date of reporting period:  September 1, 2017 through February 28, 2018


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                     Pioneer Disciplined
                     Value Fund

--------------------------------------------------------------------------------
                     Semiannual Report | February 28, 2018
--------------------------------------------------------------------------------

                     Ticker Symbols:
                     Class A     CVFCX
                     Class C     CVCFX
                     Class R     CVRFX
                     Class Y     CVFYX

                     [LOGO]   Amundi Pioneer
                              ==============
                            ASSET MANAGEMENT
                        visit us: www.amundipioneer.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Comparing Ongoing Fund Expenses                                               16

Schedule of Investments                                                       18

Financial Statements                                                          23

Notes to Financial Statements                                                 31

Trustees, Officers and Service Providers                                      41

                  Pioneer Disciplined Value Fund | Semiannual Report | 2/28/18 1

President's Letter

While 2017 delivered strong positive performance, 2018, thus far, has introduced market volatility. Concerns about the sustainability of the pace of economic growth, extended equity valuations, and rising interest rates drove a significant stock market sell-off beginning in late January, approaching correction levels. The market did recover from its initial slump, but this year's significant fluctuations have served to remind investors that even the strongest "bulls" cannot run forever.

Our view is that the pause in the market's near-continuous upward momentum over the previous 15 months presents an opportunity for investors to enter the market at healthier valuation levels. We believe fundamentals are still quite positive, yet also believe that caution is warranted given that the market remains vulnerable to corrections. Some areas, such as growth stocks, appear expensive, but we do see opportunity in value stocks, with prices supported by better corporate earnings due to the recent tax reforms in the U.S. as well as robust, nominal gross domestic product (GDP) growth. In fact, GDP growth in the U.S. remained well above 2% in the fourth quarter of 2017, after rising to better than 3% in the second and third quarters.

In the fixed-income markets, we believe investors should consider positioning their portfolios to defend against rising interest rates, with underweight positions in U.S. Treasuries. We see more attractive valuations within structured investment vehicles, such as mortgage-backed securities (MBS) in both the agency and non-agency residential MBS sectors, as fundamentals within the U.S. housing market remain positive. We believe that agency MBS, in particular, offer investors reasonable value.

Since 1928, the foundation of Amundi Pioneer's investment approach has been active management, which is especially important during periods of market volatility. We believe investors can benefit from the experience and tenure of our investment teams who make active and informed decisions across our funds. In fact, the Pioneer Fund, the third-oldest mutual fund in the U.S., recently celebrated its 90th birthday. We believe the Fund serves as an important ambassador of our time-tested value style of investing and our early focus on understanding the benefits of investing in companies with sustainable business models. Over its nine decades of existence - a time period that included a Great Depression, a devastating World War, a long Cold War, and enormous technological as well as societal changes - the Fund has been well-served by this investment approach.

2 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/18

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
February 28, 2018

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                  Pioneer Disciplined Value Fund | Semiannual Report | 2/28/18 3

Portfolio Management Discussion | 2/28/18

In the following interview, Craig Sterling and Asesh (Ace) Savla discuss the factors that affected the performance of Pioneer Disciplined Value Fund during the six-month period ended February 28, 2018. Mr. Sterling, Managing Director, Director of Equity Research, U.S., and a portfolio manager at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"), is responsible for day- to- day management of the Fund's investment portfolio, along with Mr. Savla, a vice president and Team Leader of U.S. Equity Quantitative Research at Amundi Pioneer, and John Peckham, a senior vice president and a portfolio manager at Amundi Pioneer.

Q How did the Fund perform during the six-month period ended February 28, 2018?

A Pioneer Disciplined Value Fund's Class A shares returned 10.62% at net asset value during the six-month period ended February 28, 2018, while the Fund's benchmark, the Russell 1000 Value Index (the Russell Index), returned 7.26%. During the same period, the average return of the 1,312 mutual funds in Morningstar's Large Value Funds category was 8.78%.

Q How would you describe the investment environment in the equity market during the six-month period ended February 28, 2018?

A For the most part, the market rally that characterized most of 2017 continued during the six-month period. U.S. stocks maintained their positive momentum in the final four months of 2017, buoyed by positive economic news and the late-period passage of a sweeping tax reform bill in Washington that lowered several individual tax rates, dropped the U.S. corporate tax rate from 35% to 21%, and featured other short-term incentives for U.S. businesses. The Fund's benchmark, the Russell Index, turned in positive returns in each of the final four months of 2017, as the U.S. employment picture continued to brighten and gross domestic product
     (GDP) growth registered at better than 3% for the third quarter.

     January 2018 was the Russell Index's best month of the period (3.87% return), as the market reacted positively to the passage of tax reform legislation in December and yet another solid GDP report for the fourth quarter of 2017. The market peaked in late January, however, and then corrected for several days before bouncing back. The heightened volatility resulted in the Russell Index finishing February in negative territory, at -4.78% for the month, as the period drew to a close.

     Within the Russell Index, the top-performing sectors during the six-month period were information technology, financials, and materials, with information technology's 23.63% return by far the best. The weakest performers were real estate, utilities, consumer staples, and telecommunication services, all of which finished the period with a negative

4 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/18 return. The interest rate-sensitive real estate sector, with a return of -8.97%, was the index's biggest laggard over the six months, a period that saw rates rise gradually, but consistently.

Q Which of your investment decisions benefited the Fund's benchmark-relative performance during the six-month period ended February 28, 2018?

A The Fund outperformed the Russell Index over the six-month period, with relative returns driven primarily by asset allocation, particularly an overweight to information technology, a zero weighting in real estate, and an underweight to consumer staples.

     Information technology was the Fund's largest sector overweight compared to the Russell Index during the period, and that positioning benefited relative performance as the sector posted a very strong return for the six months. Within information technology, we focus on identifying companies that are secular winners with good growth prospects, and that have stocks trading at reasonable prices. Currently, we find the environment in the sector is very positive for those types of investments. On the other hand, companies within consumer staples are under major stress as the sector is experiencing massive secular and structural changes, driven by the challenges from online retailing (e-commerce). However, the stock valuations do not seem to reflect that situation, in our view, and so we have underweighted the portfolio in the sector. Real estate, as mentioned earlier, is an interest rate-sensitive sector, which we believed was wise to avoid in an environment featuring rising rates. Portfolio underweights in utilities and telecommunication services made modest, positive contributions to the Fund's benchmark-relative returns during the period. We do not see much value in either sector, and in the case of telecommunication services, companies in the sector are experiencing a difficult cycle featuring secular technological changes and an irrational competitive landscape.

     Stock selection also contributed positively to the Fund's benchmark-relative performance during the period, with results in the industrials sector leading the way. With regard to individual securities, portfolio positions that aided the Fund's benchmark-relative performance the most during the period included Cisco Systems, EOG Resources, Dollar General, and Taiwan Semiconductor.

     During the fourth quarter of 2017, shares of Cisco Systems advanced to price levels somewhat reminiscent, if still shy of, the company's 1999 heyday, as its financials showed steady, albeit modest improvement and the market finally began to recognize the value of Cisco's network intelligence as the company continues to pivot toward a more subscription-based business model. EOG Resources, in our view, is the best shale oil company, and its shares experienced a positive price correction during the period in conjunction with a recovery in oil prices. Retailer Dollar General has continued to benefit from a differentiated business model that caters to lower-income shoppers, many of whom have felt the positive effects of job and wage growth as well as the recent U.S. tax cuts. Finally, Taiwan

                  Pioneer Disciplined Value Fund | Semiannual Report | 2/28/18 5

     Semiconductor benefited from the overall, continued positive environment for the semiconductor industry during the period. Unlike many semiconductor firms that merely design products, Taiwan Semiconductor (TSM) is a foundry, meaning the company actually manufactures semiconductors, which is another feature we find attractive given that there are fewer competitors and TSM continues to have the best business model in the industry. The stock has been a good performer for the Fund for quite some time.

Q Which of your investment decisions detracted from the Fund's benchmark-relative performance during the six-month period ended February 28, 2018?

A An underweight to health care slightly detracted from the Fund's benchmark-relative returns during the period, but the biggest performance detractor over the six months was stock selection in financials.

     Individual portfolio positions within financials that detracted from the Fund's benchmark-relative returns during the period included insurer Hartford Financial, insurance broker & consultant Marsh & McLennan, and asset manager Invesco. Shares of Marsh & McLennan did not experience the positive pricing and activity we expected in the wake of the multiple natural disasters that struck North America and other parts of the Western Hemisphere late last summer and fall. Hartford Financial's stock price slumped due to the market's disappointment with the timing and the value of the company's sale of its Talcott Annuities business. Meanwhile, Invesco struggled during the period primarily because of market concerns over the price the company paid to acquire Guggenheim's exchange-traded-fund (ETF) business.

     Other Fund holdings that detracted from benchmark-relative performance during the period included American Electric Power, the portfolio's only utilities stock, which had performed well leading up to the period but gave back some performance over the six months, and General Mills. Shares of General Mills declined on the market's negative reaction to the company's announcement that it would purchase pet food company Blue Buffalo for roughly $8 billion, an expensive move.

Q Did you invest in any derivative securities during the six-month period ended February 28, 2018? If so, did the derivatives have a material effect on the Fund's performance?

A Yes. In January, we viewed the market as overbought, with extended valuations, and so we purchased put options on the Standard and Poor's 500 Index to guard against downside risk in the portfolio. The put options benefited the Fund's performance when the market subsequently corrected in late-January and into February. (A put option is a contractual agreement that gives the buyer the right, but not the obligation, to sell the underlying security at a predetermined price, or "strike" price, on or before the contract expiration date, depending on the terms of the contract.)

6 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/18

Q    How is the Fund's portfolio positioned as of February 28, 2018?

A The largest overall sector weight in the portfolio as of February 28, 2018, is in financials, which is also the largest sector representation in the Russell Index. The Fund's overweight allocation is about four percent above the benchmark's. The bulk of the overweight is represented by the banking industry, which we believe will benefit from the combination of higher interest rates, some regulatory relief, and tax reform. Moreover, the portfolio's positions are primarily in the largest U.S. banks, led by allocations of 5% or greater in JPMorgan and Bank of America, which we think will experience meaningful long-term improvements in profitability due to operating fewer branches, technology advantages, leading brands, and scale, all of which may result in the top few banks increasing their market share of U.S. bank deposits.

     Information technology and consumer discretionary are the two largest portfolio overweights relative to the benchmark as of period end. As noted earlier, we find the environment within information technology to be quite positive at the present time, as we have been able to identify companies that we believe have good growth prospects and that have stocks trading at reasonable prices. We like the consumer discretionary sector because the U.S. consumer is doing well in an environment of near-full employment and rising wages, with the benefits of the recent tax cuts also now being felt. We also feel that the market continues to overly discount (in valuation) the effects of Amazon and e-commerce on just about every company in the sector, regardless of the sustainability of a company's individual business model. As such, we continue to like the opportunities within the sector as the market eventually realizes that not all companies will suffer consequences from the evolving competitive landscape.

     Conversely, the Fund currently has a roughly four percent underweight in consumer staples relative to the benchmark. As noted earlier, it is our belief that valuations in the sector do not accurately reflect the pressure from online retailers/e-commerce. In addition, changes in consumer preferences towards fresh and organic foods are accelerating, while execution in the emerging markets has often proven difficult for many firms.

Q    What is your current outlook for the equity markets?

A We are generally positive on the outlook for equity markets for the remainder of 2018 and into 2019. Adjusted for still very low interest rates, U.S. equities remain reasonably valued. Moreover, fundamentals are generally strong across the U.S. market as the U.S. consumer is quite healthy, taxes are lower, regulations are easing in many sectors, and capital expenditures/research & development outlays are increasing. We continue to pay attention to the critical issues of wage inflation, raw materials price increases, competitive pressures, and trade policy as an offset to the tax reform and regulatory windfalls.

                  Pioneer Disciplined Value Fund | Semiannual Report | 2/28/18 7

     With many of the current concerns around trade, we feel the market needs to realize that tax reform was not going to be "free." For some perspective, the totality of the tax cuts, increased government spending, and cash repatriation is approximately $800 billion, while the proposed tariffs are currently estimated to be under $40 billion. We believe that wage inflation is pretty well understood at this point, and most companies have signaled confidence in the ability to get enough price to offset raw material cost pressures, but that remains to be seen. Nonetheless, corporate earnings revisions continue to move upward overall, a key driver of the market in the short- to medium-term.

     We see little risk of a recession right now. Inflation is often seen as a primary leading indicator, as its acceleration to the point where the central bank must try to stop it with higher rates is generally what causes a recession. Right now, however, wage growth and overall inflation are still quite low. Moreover, job growth is healthy -- a critical driver in a consumer-led economy. Finally, corporate capital expenditures are only now starting to grow for the first time in many years, something that virtually every indicator of industrial activity supports. Stripping out the commodity-led boom from 2004 to 2014, capital-expenditure growth has been missing and is finally coming back as a result of lower taxes, cash repatriation, and a less onerous regulatory environment.

     Relevant to the broader market, but less so to the Fund's benchmark, the Russell Index, the most expensive stocks in the U.S. market are historically expensive, with relative-valuation parallels similar to those in November 1999, a factor that seems to have started to finally play out in the first quarter of 2018. The issue with the so-called "FANG" stocks (Facebook, Amazon, Netflix, and Google) is something for the broader market to work through, but we believe it works to our advantage (the Fund does not own any of the FANGs because we believe they are overvalued).

     Passive investment vehicles now represent about half of the AUM (assets under management) of mutual funds and ETFs, while about 90% of passive assets are market-cap weighted. Fairly or unfairly, the size, wealth, influence, and power of companies such as Facebook, Google, and Amazon will make them potential political targets at home and abroad, particularly with regard to the issues of privacy, antitrust, and state and local tax liabilities. Those potential headwinds suggest the importance of active stock selection, which is central to the Fund's investment process.

     After years of underperformance, value stocks are attractive versus growth stocks, but the situation is nuanced, as many historically defensive value sectors such as consumer staples, health care, and telecom services are facing challenges. Avoiding the most structurally challenged companies has worked well for the Fund and continues to be reflected in the portfolio's current positioning. We find value in information technology, consumer discretionary, and financials, all of which feature structural winners and/or survivors not recognized by the overall market.

8 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/18

     Our disciplined and structured investment process is focused on having high-conviction holdings and outstanding portfolio surveillance based on:
     1) extensive analyst industry experience; 2) comprehensive, creative, and independent research; and 3) a common corporate performance and valuation framework grounded in business model economics demonstrated through our proprietary economic value added (EVA) model. The result we seek to obtain is a portfolio with what we believe are higher-quality companies than the benchmark's components, but with below-average valuation metrics based on earnings and profitability. We believe that combination can continue to reward the Fund's investors.

Please refer to the Schedule of Investments on pages 18-22 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

The Fund invests in a limited number of securities and, as a result, the Fund's performance may be more volatile than the performance of other funds holding more securities.

Investments in small- and mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                  Pioneer Disciplined Value Fund | Semiannual Report | 2/28/18 9

Portfolio Summary | 2/28/18

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                         84.8%
International Common Stocks                                                10.9%
U.S. Government and Agency Obligations                                      4.3%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                 35.5%
Information Technology                                                     17.1%
Consumer Discretionary                                                     14.5%
Energy                                                                     10.0%
Health Care                                                                 9.3%
Industrials                                                                 6.9%
Consumer Staples                                                            3.3%
Utilities                                                                   1.3%
Materials                                                                   1.2%
Telecommunication Services                                                  0.9%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

 1. JPMorgan Chase & Co.                                                   5.39%
--------------------------------------------------------------------------------
 2. Citigroup, Inc.                                                        5.16
--------------------------------------------------------------------------------
 3. Bank of America Corp.                                                  5.03
--------------------------------------------------------------------------------
 4. EOG Resources, Inc.                                                    4.56
--------------------------------------------------------------------------------
 5. TOTAL SA (A.D.R.)                                                      4.51
--------------------------------------------------------------------------------
 6. Apple, Inc.                                                            4.30
--------------------------------------------------------------------------------
 7. Dollar General Corp.                                                   3.75
--------------------------------------------------------------------------------
 8. U.S. Treasury Bills, 3/22/18                                           3.60
--------------------------------------------------------------------------------
 9. Discover Financial Services                                            3.59
--------------------------------------------------------------------------------
10. Masco Corp.                                                            3.55
--------------------------------------------------------------------------------

* This list excludes temporary cash investments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

10 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/18

Prices and Distributions | 2/28/18

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                     2/28/18                         8/31/17
--------------------------------------------------------------------------------
          A                        $16.13                          $16.84
--------------------------------------------------------------------------------
          C                        $15.85                          $16.52
--------------------------------------------------------------------------------
          R                        $15.59                          $16.33
--------------------------------------------------------------------------------
          Y                        $16.21                          $16.93
--------------------------------------------------------------------------------

Distributions per Share: 9/1/17-2/28/18
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          Short-Term           Long-Term
         Class         Dividends         Capital Gains        Capital Gains
--------------------------------------------------------------------------------
          A             $0.1584             $0.4951              $1.7702
--------------------------------------------------------------------------------
          C             $0.0342             $0.4951              $1.7702
--------------------------------------------------------------------------------
          R             $0.1133             $0.4951              $1.7702
--------------------------------------------------------------------------------
          Y             $0.2068             $0.4951              $1.7702
--------------------------------------------------------------------------------

The Russell 1000 Value Index is an unmanaged measure of the performance of large-cap U.S. value stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-15.

                 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/18 11

Performance Update | 2/28/18                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Disciplined Value Fund at public offering price during the periods shown, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of February 28, 2018)
--------------------------------------------------------------------------------
                             Net             Public           Russell
                             Asset           Offering         1000
                             Value           Price            Value
Period                       (NAV)           (POP)            Index
--------------------------------------------------------------------------------
10 years                      7.67%           7.04%            7.89%
5 years                      12.04           10.72            12.04
1 year                       15.78            9.12             7.75
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2017)
--------------------------------------------------------------------------------
                             Gross
--------------------------------------------------------------------------------
                             1.15%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                           Pioneer Disciplined         Russell 1000
                           Value Fund                  Value Index
2/08                       $  9,425                    $ 10,000
2/09                       $  5,683                    $  5,265
2/10                       $  8,324                    $  8,239
2/11                       $  9,783                    $ 10,065
2/12                       $ 10,094                    $ 10,285
2/13                       $ 11,182                    $ 12,097
2/14                       $ 13,612                    $ 14,933
2/15                       $ 14,974                    $ 16,946
2/16                       $ 13,186                    $ 15,352
2/17                       $ 17,050                    $ 19,824
2/18                       $ 19,740                    $ 21,361

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Disciplined Value Fund ("the predecessor fund") on June 7, 2013. As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The performance of Class A shares of the Fund is the performance of Class A shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/18

Performance Update | 2/28/18                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Disciplined Value Fund during the periods shown, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of February 28, 2018)
--------------------------------------------------------------------------------
                                                              Russell
                                                              1000
                             If              If               Value
Period                       Held            Redeemed         Index
--------------------------------------------------------------------------------
Life of Class
(7/16/08)                     7.99%           7.99%            9.32%
5 years                      11.20           11.20            12.04
1 year                       15.02           15.02             7.75
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2017)
--------------------------------------------------------------------------------
                             Gross
--------------------------------------------------------------------------------
                             1.89%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                           Pioneer Disciplined         Russell 1000
                           Value Fund                  Value Index
7/08                       $ 10,000                    $ 10,000
2/09                       $  6,497                    $  5,623
2/10                       $  9,426                    $  8,800
2/11                       $ 10,988                    $ 10,750
2/12                       $ 11,209                    $ 10,984
2/13                       $ 12,320                    $ 12,920
2/14                       $ 14,865                    $ 15,948
2/15                       $ 16,238                    $ 18,098
2/16                       $ 14,188                    $ 16,396
2/17                       $ 18,215                    $ 21,171
2/18                       $ 20,952                    $ 22,813

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Disciplined Value Fund ("the predecessor fund") on June 7, 2013. As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The performance of Class C shares of the Fund is the performance of Class C shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

Please refer to the financial highlights for a more current expense ratio.

                 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/18 13

Performance Update | 2/28/18                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Disciplined Value Fund during the periods shown, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of February 28, 2018)
--------------------------------------------------------------------------------
                                              Russell
                                              1000
                             Net Asset        Value
Period                       Value (NAV)      Index
--------------------------------------------------------------------------------
10 years                      7.55%            7.89%
5 years                      11.78            12.04
1 year                       15.43             7.75
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2017)
--------------------------------------------------------------------------------
                             Gross           Net
--------------------------------------------------------------------------------
                             1.54%           1.40%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                           Pioneer Disciplined         Russell 1000
                           Value Fund                  Value Index
2/08                       $ 10,000                    $ 10,000
2/09                       $  6,030                    $  5,265
2/10                       $  8,831                    $  8,239
2/11                       $ 10,380                    $ 10,065
2/12                       $ 10,710                    $ 10,285
2/13                       $ 11,864                    $ 12,097
2/14                       $ 14,416                    $ 14,933
2/15                       $ 15,824                    $ 16,946
2/16                       $ 13,892                    $ 15,352
2/17                       $ 17,939                    $ 19,824
2/18                       $ 20,708                    $ 21,361

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The Fund acquired the assets and liabilities of Pioneer Disciplined Value Fund ("the predecessor fund") on June 7, 2013. As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The predecessor fund did not offer Class R shares. Accordingly, the performance of Class R shares of the Fund is the performance of Class A shares of the predecessor fund for periods prior to the reorganization, restated to reflect the higher distribution and service fees of Class R shares, but not other differences in expenses.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through January 1, 2019, for Class R shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/18

Performance Update | 2/28/18                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Disciplined Value Fund during the periods shown, compared to that of the Russell 1000 Value Index.

Average Annual Total Returns
(As of February 28, 2018)
--------------------------------------------------------------------------------
                                             Russell
                                             1000
                             Net Asset       Value
Period                       Value (NAV)     Index
--------------------------------------------------------------------------------
10 years                      8.01%           7.89%
5 years                      12.40           12.04
1 year                       16.16            7.75
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2017)
--------------------------------------------------------------------------------
                             Gross
--------------------------------------------------------------------------------
                             0.84%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                           Pioneer Disciplined         Russell 1000
                           Value Fund                  Value Index
2/08                       $ 5,000,000                 $ 5,000,000
2/09                       $ 3,021,301                 $ 2,632,435
2/10                       $ 4,440,464                 $ 4,119,671
2/11                       $ 5,235,246                 $ 5,032,741
2/12                       $ 5,416,008                 $ 5,142,263
2/13                       $ 6,023,084                 $ 6,048,667
2/14                       $ 7,350,208                 $ 7,466,324
2/15                       $ 8,118,294                 $ 8,473,162
2/16                       $ 7,168,334                 $ 7,676,089
2/17                       $ 9,301,216                 $ 9,911,838
2/18                       $10,804,215                 $10,680,431

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The Fund acquired the assets and liabilities of Pioneer Disciplined Value Fund ("the predecessor fund") on June 7, 2013. As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The performance of Class Y shares of the Fund is the performance of Class Y shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses. Performance shown for periods prior to the inception of Class Y shares of the predecessor fund on July 30, 2008, is the net asset value performance of the predecessor fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class Y shares, the performance of Class Y shares of the predecessor fund prior to their inception on July 30, 2008, would have been higher than the performance shown.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/18 15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Disciplined Value Fund

Based on actual returns from September 1, 2017, through February 28, 2018.

--------------------------------------------------------------------------------
Share Class                        A             C            R            Y
--------------------------------------------------------------------------------
Beginning Account              $1,000.00     $1,000.00    $1,000.00    $1,000.00
Value on 9/1/17
--------------------------------------------------------------------------------
Ending Account                 $1,106.20     $1,102.90    $1,104.80    $1,108.10
Value (after expenses)
on 2/28/18
--------------------------------------------------------------------------------
Expenses Paid                  $    5.85     $    9.49    $    7.31    $    4.23
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.12%, 1.82%, 1.40% and 0.81% for Class A, Class C, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

16 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/18

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Disciplined Value Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from September 1, 2017, through February 28, 2018.

--------------------------------------------------------------------------------
Share Class                        A             C            R            Y
--------------------------------------------------------------------------------
Beginning Account              $1,000.00     $1,000.00    $1,000.00    $1,000.00
Value on 9/1/17
--------------------------------------------------------------------------------
Ending Account                 $1,019.24     $1,015.77    $1,017.85    $1,020.78
Value (after expenses)
on 2/28/18
--------------------------------------------------------------------------------
Expenses Paid                  $    5.61     $    9.10    $    7.00    $    4.06
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.12%, 1.82%, 1.40% and 0.81% for Class A, Class C, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/18 17

Schedule of Investments | 2/28/18 (unaudited)

---------------------------------------------------------------------------------------------------------
 Shares                                                                                    Value
---------------------------------------------------------------------------------------------------------
                   UNAFFILIATED ISSUERS -- 100.1%
                   COMMON STOCKS -- 95.6% of Net Assets
                   AUTOMOBILES & COMPONENTS -- 3.3%
                   Auto Parts & Equipment -- 3.3%
     212,564       Aptiv Plc                                                               $   19,413,470
                                                                                           --------------
                   Total Automobiles & Components                                          $   19,413,470
---------------------------------------------------------------------------------------------------------
                   BANKS -- 19.1%
                   Diversified Banks -- 17.3%
     914,993(a)    Bank of America Corp.                                                   $   29,371,275
     398,715       Citigroup, Inc.                                                             30,098,996
     272,596       JPMorgan Chase & Co.                                                        31,484,838
     182,922       US Bancorp                                                                   9,943,640
                                                                                           --------------
                                                                                           $  100,898,749
---------------------------------------------------------------------------------------------------------
                   Regional Banks -- 1.8%
      65,972       PNC Financial Services Group, Inc.                                      $   10,401,145
                                                                                           --------------
                   Total Banks                                                             $  111,299,894
---------------------------------------------------------------------------------------------------------
                   CAPITAL GOODS -- 4.6%
                   Building Products -- 3.5%
     503,376       Masco Corp.                                                             $   20,698,821
---------------------------------------------------------------------------------------------------------
                   Industrial Conglomerates -- 1.1%
      61,244       Carlisle Cos., Inc.                                                     $    6,302,620
                                                                                           --------------
                   Total Capital Goods                                                     $   27,001,441
---------------------------------------------------------------------------------------------------------
                   CONSUMER DURABLES & APPAREL -- 2.2%
                   Apparel, Accessories & Luxury Goods -- 1.1%
     127,933(a)    Tapestry, Inc.                                                          $    6,513,069
---------------------------------------------------------------------------------------------------------
                   Footwear -- 1.1%
      98,392       NIKE, Inc., Class B                                                     $    6,595,216
                                                                                           --------------
                   Total Consumer Durables & Apparel                                       $   13,108,285
---------------------------------------------------------------------------------------------------------
                   CONSUMER SERVICES -- 3.2%
                   Restaurants -- 3.2%
     227,004(a)    Yum! Brands, Inc.                                                       $   18,473,585
                                                                                           --------------
                   Total Consumer Services                                                 $   18,473,585
---------------------------------------------------------------------------------------------------------
                   DIVERSIFIED FINANCIALS -- 8.7%
                   Asset Management & Custody Banks -- 3.9%
      46,818       Affiliated Managers Group, Inc.                                         $    8,865,457
     417,339       Invesco, Ltd.                                                               13,580,211
                                                                                           --------------
                                                                                           $   22,445,668
---------------------------------------------------------------------------------------------------------
                   Consumer Finance -- 4.8%
     265,760       Discover Financial Services                                             $   20,949,861
     201,527       Synchrony Financial                                                          7,333,567
                                                                                           --------------
                                                                                           $   28,283,428
                                                                                           --------------
                   Total Diversified Financials                                            $   50,729,096
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/18

---------------------------------------------------------------------------------------------------------
 Shares                                                                                    Value
---------------------------------------------------------------------------------------------------------
                   ENERGY -- 10.0%
                   Integrated Oil & Gas -- 4.5%
     464,181       TOTAL SA (A.D.R.)                                                       $   26,314,421
---------------------------------------------------------------------------------------------------------
                   Oil & Gas Exploration & Production -- 5.5%
     234,658       Cabot Oil & Gas Corp.                                                   $    5,669,337
     262,195       EOG Resources, Inc.                                                         26,591,817
                                                                                           --------------
                                                                                           $   32,261,154
                                                                                           --------------
                   Total Energy                                                            $   58,575,575
---------------------------------------------------------------------------------------------------------
                   FOOD, BEVERAGE & TOBACCO -- 3.4%
                   Packaged Foods & Meats -- 3.4%
     259,771       General Mills, Inc.                                                     $   13,131,424
      59,620       McCormick & Co., Inc.                                                        6,366,224
                                                                                           --------------
                   Total Food, Beverage & Tobacco                                          $   19,497,648
---------------------------------------------------------------------------------------------------------
                   HEALTH CARE EQUIPMENT & SERVICES -- 6.3%
                   Health Care Equipment -- 1.1%
     160,662(a)    Hologic, Inc.                                                           $    6,238,505
---------------------------------------------------------------------------------------------------------
                   Health Care Services -- 3.0%
     102,375(a)    Laboratory Corp. of America Holdings                                    $   17,680,163
---------------------------------------------------------------------------------------------------------
                   Health Care Supplies -- 1.0%
      25,274       Cooper Cos., Inc.                                                       $    5,826,163
---------------------------------------------------------------------------------------------------------
                   Managed Health Care -- 1.2%
      69,253(a)    Centene Corp.                                                           $    7,023,639
                                                                                           --------------
                   Total Health Care Equipment & Services                                  $   36,768,470
---------------------------------------------------------------------------------------------------------
                   INSURANCE -- 3.3%
                   Insurance Brokers -- 1.1%
      75,227       Marsh & McLennan Cos., Inc.                                             $    6,245,346
---------------------------------------------------------------------------------------------------------
                   Multi-Line Insurance -- 2.2%
     249,220       Hartford Financial Services Group, Inc.                                 $   13,171,277
                                                                                           --------------
                   Total Insurance                                                         $   19,416,623
---------------------------------------------------------------------------------------------------------
                   MATERIALS -- 1.2%
                   Paper Packaging -- 1.0%
     132,228       Sealed Air Corp.                                                        $    5,602,501
---------------------------------------------------------------------------------------------------------
                   Specialty Chemicals -- 0.2%
      25,539       HB Fuller Co.                                                           $    1,286,910
                                                                                           --------------
                   Total Materials                                                         $    6,889,411
---------------------------------------------------------------------------------------------------------
                   MEDIA -- 2.0%
                   Advertising -- 1.0%
      77,289       Omnicom Group, Inc.                                                     $    5,891,740
---------------------------------------------------------------------------------------------------------
                   Cable & Satellite -- 1.0%
     165,976       Comcast Corp., Class A                                                  $    6,009,991
                                                                                           --------------
                   Total Media                                                             $   11,901,731
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/18 19

---------------------------------------------------------------------------------------------------------
 Shares                                                                                    Value
---------------------------------------------------------------------------------------------------------
                   PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES -- 3.0%
                   Biotechnology -- 3.0%
     224,798       Gilead Sciences, Inc.                                                   $   17,698,347
                                                                                           --------------
                   Total Health Care                                                       $   17,698,347
---------------------------------------------------------------------------------------------------------
                   RETAILING -- 3.7%
                   General Merchandise Stores -- 3.7%
     231,270       Dollar General Corp.                                                    $   21,875,829
                                                                                           --------------
                   Total Retailing                                                         $   21,875,829
---------------------------------------------------------------------------------------------------------
                   SEMI CONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 4.3%
                   Semiconductors -- 4.3%
     151,824(a)    Micron Technology, Inc.                                                 $    7,410,529
     414,119(a)    Taiwan Semiconductor Manufacturing Co., Ltd. (A.D.R.)                       17,952,059
                                                                                           --------------
                   Total Semi Conductors & Semiconductor Equipment                         $   25,362,588
---------------------------------------------------------------------------------------------------------
                   SOFTWARE & SERVICES -- 5.4%
                   Internet Software & Services -- 3.3%
     451,281(a)    eBay, Inc.                                                              $   19,341,904
---------------------------------------------------------------------------------------------------------
                   IT Consulting & Other Services -- 0.5%
      44,493       Amdocs, Ltd.                                                            $    2,927,194
---------------------------------------------------------------------------------------------------------
                   Systems Software -- 1.6%
     183,540       Oracle Corp.                                                            $    9,299,972
                                                                                           --------------
                   Total Software & Services                                               $   31,569,070
---------------------------------------------------------------------------------------------------------
                   TECHNOLOGY HARDWARE & EQUIPMENT -- 7.4%
                   Communications Equipment -- 3.1%
      32,450(a)    Acacia Communications, Inc.                                             $    1,255,815
     375,255       Cisco Systems, Inc.                                                         16,803,919
                                                                                           --------------
                                                                                           $   18,059,734
---------------------------------------------------------------------------------------------------------
                   Technology Hardware, Storage & Peripherals -- 4.3%
     140,839       Apple, Inc.                                                             $   25,086,243
                                                                                           --------------
                   Total Technology Hardware & Equipment                                   $   43,145,977
---------------------------------------------------------------------------------------------------------
                   TELECOMMUNICATION SERVICES -- 0.9%
                   Integrated Telecommunication Services -- 0.9%
     281,884       CenturyLink, Inc.                                                       $    4,980,890
                                                                                           --------------
                   Total Telecommunication Services                                        $    4,980,890
---------------------------------------------------------------------------------------------------------
                   TRANSPORTATION -- 2.3%
                   Railroads -- 1.1%
      60,283(a)    Kansas City Southern                                                    $    6,211,560
---------------------------------------------------------------------------------------------------------
                   Trucking -- 1.2%
      58,587       JB Hunt Transport Services, Inc.                                        $    6,946,661
                                                                                           --------------
                   Total Transportation                                                    $   13,158,221
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/18

---------------------------------------------------------------------------------------------------------
 Shares                                                                                    Value
---------------------------------------------------------------------------------------------------------
                   UTILITIES -- 1.3%
                   Electric Utilities -- 1.3%
     113,613       American Electric Power Co., Inc.                                       $    7,450,740
                                                                                           --------------
                   Total Utilities                                                         $    7,450,740
---------------------------------------------------------------------------------------------------------
                   TOTAL COMMON STOCKS
                   (Cost $493,801,223)                                                     $  558,316,891
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)
---------------------------------------------------------------------------------------------------------
                   U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                   4.3% of Net Assets
   4,260,000(b)    U.S. Treasury Bills, 3/8/18                                             $    4,259,023
  21,050,000(b)    U.S. Treasury Bills, 3/22/18                                                21,033,438
                                                                                           --------------
                                                                                           $   25,292,461
---------------------------------------------------------------------------------------------------------
                   TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                   (Cost $25,292,602)                                                      $   25,292,461
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
 Number of                                                      Strike    Expiration
 Contracts         Description       Counterparty   Notional    Price     Date
---------------------------------------------------------------------------------------------------------
                   OVER THE COUNTER (OTC) PUT OPTIONS PURCHASED -- 0.2%
       9,719       S&P 500 Index     Citibank NA    $ 725,534   $ 2,782   7/25/18          $    1,253,221
---------------------------------------------------------------------------------------------------------
                   TOTAL OVER THE COUNTER (OTC) PUT OPTIONS PURCHASED
                   (Premiums paid $725,534)                                                $    1,253,221
---------------------------------------------------------------------------------------------------------
                   TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS -- 100.1%
                   (Cost $519,819,359)                                                     $  584,862,573
---------------------------------------------------------------------------------------------------------
                   OTHER ASSETS AND LIABILITIES -- (0.1)%                                  $     (866,218)
---------------------------------------------------------------------------------------------------------
                   NET ASSETS -- 100.0%                                                    $  583,996,355
=========================================================================================================

(A.D.R.)    American Depositary Receipts.

(a)         Non-income producing security.

(b) Security issued with a zero coupon. Income is recognized through accretion of discount.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended February 28, 2018, were as follows:

--------------------------------------------------------------------------------
                                               Purchases           Sales
--------------------------------------------------------------------------------
Long-Term U.S. Government Securities           $          --       $          --
Other Long-term Securities                     $ 260,649,177       $ 327,952,994

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc., formerly Pioneer Investment Management, Inc., ("the Adviser") serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended February 28, 2018, the Fund did not engage in cross trade activity.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/18 21

At February 28, 2018, the net unrealized appreciation on investments based on cost for federal tax purposes of $520,337,377 was as follows:

     Aggregate gross unrealized appreciation for all investments in which there
       is an excess of value over tax cost                                          $74,246,601
     Aggregate gross unrealized depreciation for all investments in which
        there is an excess of tax cost over value                                    (9,721,405)
                                                                                    -----------
     Net unrealized appreciation                                                    $64,525,196
                                                                                    ===========

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

     Level 1 - quoted prices in active markets for identical securities.

     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of February 28, 2018, in valuing the Fund's investments.

-------------------------------------------------------------------------------------------
                                 Level 1       Level 2          Level 3       Total
-------------------------------------------------------------------------------------------
Common Stocks                    $558,316,891  $            --  $         --  $558,316,891
U.S. Government and
    Agency Obligations                     --       25,292,461            --    25,292,461
Over The Counter (OTC)
    Put Options Purchased                  --        1,253,221            --     1,253,221
-------------------------------------------------------------------------------------------
Total Investments in Securities  $558,316,891  $    26,545,682  $         --  $584,862,573
===========================================================================================

During the six months ended February 28, 2018, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

22 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/18

Statement of Assets and Liabilities | 2/28/18 (unaudited)

ASSETS:
  Investments in unaffiliated issuers, at value (cost $519,819,359)            $584,862,573
  Cash                                                                               39,869
  Receivables --
     Fund shares sold                                                               194,739
     Dividends                                                                      853,971
  Due from the Adviser                                                                2,224
  Other assets                                                                       63,439
--------------------------------------------------------------------------------------------
         Total assets                                                          $586,016,815
============================================================================================
LIABILITIES:
  Payables --
     Fund shares repurchased                                                   $  1,648,640
     Trustees' fees                                                                   3,767
     Federal registration expense                                                    74,161
     Transfer agent expense payable                                                 145,514
  Due to affiliates                                                                  87,279
  Accrued expenses                                                                   61,099
--------------------------------------------------------------------------------------------
         Total liabilities                                                     $  2,020,460
============================================================================================
NET ASSETS:
  Paid-in capital                                                              $488,020,305
  Undistributed net investment income                                               807,635
  Accumulated net realized gain on investments                                   30,125,201
  Net unrealized appreciation on investments                                     65,043,214
--------------------------------------------------------------------------------------------
         Net assets                                                            $583,996,355
============================================================================================
NET ASSET VALUE PER SHARE:
  No par value (unlimited number of shares authorized)
     Class A (based on $322,128,805/19,969,745 shares)                         $      16.13
     Class C (based on $99,704,649/6,292,437 shares)                           $      15.85
     Class R (based on $12,135,394/778,429 shares)                             $      15.59
     Class Y (based on $150,027,507/9,256,086 shares)                          $      16.21
MAXIMUM OFFERING PRICE:
     Class A ($16.13 (divided by) 94.25%)                                      $      17.11
============================================================================================

The accompanying notes are an integral part of these financial statements.

                 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/18 23

Statement of Operations (unaudited)

For the Six Months Ended 2/28/18

INVESTMENT INCOME:
  Dividends from unaffiliated issuers (net of foreign taxes
     withheld $42,429)                                              $5,109,310
  Interest from unaffiliated issuers                                    16,743
--------------------------------------------------------------------------------------------
         Total investment income                                                $ 5,126,053
--------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                   $1,897,786
  Administrative expense                                               100,206
  Transfer agent fees
     Class A                                                           215,020
     Class C                                                            48,855
     Class R                                                            17,054
     Class Y                                                            65,860
  Distribution fees
     Class A                                                           394,885
     Class C                                                           519,055
     Class R                                                            30,225
  Shareholder communications expense                                    28,097
  Custodian fees                                                         6,360
  Registration fees                                                     30,493
  Professional fees                                                     23,707
  Printing expense                                                       8,434
  Trustees' fees                                                        10,928
  Insurance expense                                                      3,591
  Miscellaneous                                                         27,897
--------------------------------------------------------------------------------------------
     Total expenses                                                             $ 3,428,453
--------------------------------------------------------------------------------------------
     Less fees waived and expenses reimbursed by the Adviser                    $    (6,901)
--------------------------------------------------------------------------------------------
  Net expenses                                                                  $ 3,421,552
--------------------------------------------------------------------------------------------
         Net investment income                                                  $ 1,704,501
--------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                                        $40,751,785
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                                        $16,521,938
--------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                        $57,273,723
--------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                          $58,978,224
============================================================================================

The accompanying notes are an integral part of these financial statements.

24 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/18

Statements of Changes in Net Assets

--------------------------------------------------------------------------------------------
                                                              Six Months
                                                              Ended
                                                              2/28/18         Year Ended
                                                              (unaudited)     8/31/17
--------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                  $   1,704,501   $   6,610,572
Net realized gain (loss) on investments                          40,751,785      97,958,323
Change in net unrealized appreciation (depreciation) on
  investments                                                    16,521,938      (1,733,930)
--------------------------------------------------------------------------------------------
      Net increase in net assets resulting
          from operations                                     $  58,978,224   $ 102,834,965
--------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.16 and $0.14 per share, respectively)       $  (3,153,770)  $  (2,971,793)
      Class C ($0.03 and $0.03 per share, respectively)            (227,168)       (214,774)
      Class R ($0.11 and $0.12 per share, respectively)             (88,850)       (106,073)
      Class Y ($0.21 and $0.20 per share, respectively)          (1,993,084)     (1,917,486)
Net realized gain:
      Class A ($2.27 and $0.00 per share, respectively)         (39,955,980)             --
      Class C ($2.27 and $0.00 per share, respectively)         (13,542,814)             --
      Class R ($2.27 and $0.00 per share, respectively)          (1,543,029)             --
      Class Y ($2.27 and $0.00 per share, respectively)         (19,235,262)             --
--------------------------------------------------------------------------------------------
           Total distributions to shareowners                 $ (79,739,957)  $  (5,210,126)
--------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares                             $  43,003,692   $  90,912,632
Reinvestment of distributions                                    70,261,974       4,475,101
Cost of shares repurchased                                      (79,728,170)   (180,503,353)
--------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting
          from Fund share transactions                        $  33,537,496   $ (85,115,620)
--------------------------------------------------------------------------------------------
      Net increase in net assets                              $  12,775,763   $  12,509,219
NET ASSETS:
Beginning of period                                           $ 571,220,592   $ 558,711,373
--------------------------------------------------------------------------------------------
End of period                                                 $ 583,996,355   $ 571,220,592
--------------------------------------------------------------------------------------------
Undistributed net investment income                           $     807,635   $   4,566,006
============================================================================================

The accompanying notes are an integral part of these financial statements.

                 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/18 25

--------------------------------------------------------------------------------------------
                                    Six Months   Six Months
                                    Ended        Ended
                                    2/28/18      2/28/18         Year Ended   Year Ended
                                    Shares       Amount          8/31/17      8/31/17
                                    (unaudited)  (unaudited)     Shares       Amount
--------------------------------------------------------------------------------------------
Class A
Shares sold                          1,247,102   $ 20,448,506     1,597,138   $  25,121,660
Reinvestment of distributions        2,616,563     41,325,400       187,325       2,871,693
Less shares repurchased             (2,170,938)   (36,285,133)   (5,812,129)    (90,150,631)
--------------------------------------------------------------------------------------------
   Net increase (decrease)           1,692,727   $ 25,488,773    (4,027,666)  $ (62,157,278)
============================================================================================
Class C
Shares sold                            237,046   $  3,811,429       297,504   $   4,569,434
Reinvestment of distributions          788,713     12,157,813        11,490         173,608
Less shares repurchased               (969,103)   (15,813,157)   (2,727,425)    (41,843,373)
--------------------------------------------------------------------------------------------
   Net increase (decrease)              56,656   $    156,085    (2,418,431)  $ (37,100,331)
============================================================================================
Class R
Shares sold                             49,164   $    790,790        96,673   $   1,469,542
Reinvestment of distributions          104,400      1,590,200         6,881         102,455
Less shares repurchased               (101,310)    (1,674,034)     (313,337)     (4,850,842)
--------------------------------------------------------------------------------------------
   Net increase (decrease)              52,254   $    706,956      (209,783)  $  (3,278,845)
============================================================================================
Class Y
Shares sold                          1,077,891   $ 17,952,967     3,848,063   $  59,751,996
Reinvestment of distributions          955,019     15,188,561        86,303       1,327,345
Less shares repurchased             (1,550,308)   (25,955,846)   (2,803,249)    (43,658,507)
--------------------------------------------------------------------------------------------
   Net increase                        482,602   $  7,185,682     1,131,117   $  17,420,834
============================================================================================

The accompanying notes are an integral part of these financial statements.

26 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/18

Financial Highlights

---------------------------------------------------------------------------------------------------------------------------------
                                                       Six Months
                                                       Ended         Year         Year         Year        Year       Year
                                                       2/28/18       Ended        Ended        Ended       Ended      Ended
                                                       (unaudited)   8/31/17      8/31/16*     8/31/15*    8/31/14*   8/31/13(a)
---------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                   $  16.84      $  14.18     $  16.42     $  21.00    $  19.80   $  18.10
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                        $   0.05(b)   $   0.19(b)  $   0.16(b)  $   0.15    $   0.16   $   0.33
   Net realized and unrealized gain (loss)
      on investments                                       1.67          2.61         0.96        (1.00)       3.85       2.56
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations     $   1.72      $   2.80     $   1.12     $  (0.85)   $   4.01   $   2.89
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                               $  (0.16)     $  (0.14)    $  (0.16)    $  (0.11)   $  (0.10)  $  (0.32)
   Net realized gain                                      (2.27)           --        (3.20)       (3.62)      (2.71)     (0.87)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                    $  (2.43)     $  (0.14)    $  (3.36)    $  (3.73)   $  (2.81)  $  (1.19)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value             $  (0.71)     $   2.66     $  (2.24)    $  (4.58)   $   1.20   $   1.70
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $  16.13      $  16.84     $  14.18     $  16.42    $  21.00   $  19.80
=================================================================================================================================
Total return (c)                                          10.62%(d)     19.88%        7.35%       (5.16)%     21.57%     16.22%
Ratio of net expenses to average net assets                1.12%(e)      1.15%        1.18%        1.17%       1.19%      1.24%
Ratio of net investment income (loss) to average
   net assets                                              0.63%(e)      1.23%        1.11%        0.82%       0.74%      0.81%
Portfolio turnover rate                                      45%(d)       115%         129%         122%         66%        70%
Net assets, end of period (in thousands)               $322,129      $307,799     $316,382     $392,989    $564,898   $677,504
Ratios with no waiver of fees and assumption of
   expenses by the Adviser and no reduction for
   fees paid indirectly:
   Total expenses to average net assets                    1.12%(e)      1.15%        1.18%        1.17%       1.19%      1.34%
   Net investment income (loss) to average net assets      0.63%(e)      1.23%        1.11%        0.82%       0.74%      0.71%
=================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The Fund acquired the assets and liabilities of Pioneer Disciplined Value Fund (the "predecessor fund") on June 7, 2013 (the "reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. Historical per-share amounts prior to June 7, 2013 have been adjusted to reflect the conversion ratio used to align the net asset values of the predecessor fund with those of the Fund.

(b) The per-share data presented above is based on the average shares outstanding for the period presented.

(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(d)  Not annualized.

(e)  Annualized.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/18 27

-----------------------------------------------------------------------------------------------------------------------------------
                                                      Six Months
                                                      Ended           Year         Year         Year          Year       Year
                                                      2/28/18         Ended        Ended        Ended         Ended      Ended
                                                      (unaudited)     8/31/17      8/31/16*     8/31/15*      8/31/14*   8/31/13(a)
-----------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                  $ 16.52         $  13.91     $  16.14     $  20.73      $  19.64   $  17.91
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                       $ (0.01)(b)(c)  $   0.07(b)  $   0.05(b)  $   0.02      $   0.01   $   0.08
   Net realized and unrealized gain (loss)
      on investments                                     1.64             2.57         0.95        (0.99)         3.82       2.62
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations    $  1.63         $   2.64     $   1.00     $  (0.97)     $   3.83   $   2.70
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                              $ (0.03)        $  (0.03)    $  (0.03)    $  (0.00)(d)  $  (0.03)  $  (0.11)
   Net realized gain                                    (2.27)              --        (3.20)       (3.62)        (2.71)     (0.86)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                   $ (2.30)        $  (0.03)    $  (3.23)    $  (3.62)     $  (2.74)  $  (0.97)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value            $ (0.67)        $   2.61     $  (2.23)    $  (4.59)     $   1.09   $   1.73
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $ 15.85         $  16.52     $  13.91     $  16.14      $  20.73   $  19.64
===================================================================================================================================
Total return (e)                                        10.29%(f)        18.98%        6.62%       (5.86)%       20.70%     15.32%
Ratio of net expenses to average net assets              1.82%(g)         1.89%        1.90%        1.91%         1.88%      2.02%
Ratio of net investment income (loss) to average
   net assets                                           (0.07)%(g)        0.48%        0.38%        0.08%         0.04%      0.04%
Portfolio turnover rate                                    45%(f)          115%         129%         122%           66%        70%
Net assets, end of period (in thousands)              $99,705         $103,022     $120,404     $162,238      $211,148   $214,331
Ratios with no waiver of fees and assumption of
   expenses by the Adviser and no reduction for
   fees paid indirectly:
   Total expenses to average net assets                  1.82%(g)         1.89%        1.90%        1.91%         1.88%      2.02%
   Net investment income (loss) to average net assets   (0.07)%(g)        0.48%        0.38%        0.08%         0.04%      0.04%
===================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The Fund acquired the assets and liabilities of Pioneer Disciplined Value Fund (the "predecessor fund") on June 7, 2013 (the "reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. Historical per-share amounts prior to June 7, 2013 have been adjusted to reflect the conversion ratio used to align the net asset values of the predecessor fund with those of the Fund.

(b) The per-share data presented above is based on the average shares outstanding for the period presented.

(c) The amount shown for a share outstanding does not correspond with net investment income on the Statement of Operations for the period due to timing of the sales and repurchase of shares.

(d)  Amount rounds to less than $0.01 or $(0.01) per share.

(e) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(f)  Not annualized.

(g)  Annualized.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/18

------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year        Year        Year       Year
                                                             2/28/18      Ended       Ended       Ended      Ended     6/7/13 (a)
                                                             (unaudited)  8/31/17     8/31/16*    8/31/15*   8/31/14*  to 8/31/13
------------------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                         $ 16.33      $ 13.77     $ 16.03     $ 20.60    $ 19.49   $  19.83
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.03(b)   $  0.15(b)  $  0.12(b)  $  0.10    $  0.11   $   0.03
   Net realized and unrealized gain (loss) on investments       1.61         2.53        0.94       (0.96)      3.78      (0.37)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  1.64      $  2.68     $  1.06     $ (0.86)   $  3.89   $  (0.34)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $ (0.11)     $ (0.12)    $ (0.12)    $ (0.09)   $ (0.07)  $     --
   Net realized gain                                           (2.27)          --       (3.20)      (3.62)     (2.71)        --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $ (2.38)     $ (0.12)    $ (3.32)    $ (3.71)   $ (2.78)  $     --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $ (0.74)     $  2.56     $ (2.26)    $ (4.57)   $  1.11   $  (0.34)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 15.59      $ 16.33     $ 13.77     $ 16.03    $ 20.60   $  19.49
====================================================================================================================================
Total return (c)                                               10.48%(d)    19.53%       7.13%      (5.32)%    21.25%     (1.72)%
Ratio of net expenses to average net assets                     1.40%(e)     1.40%       1.40%       1.40%      1.40%      1.40%(e)
Ratio of net investment income (loss) to average net assets     0.35%(e)     0.97%       0.89%       0.59%      0.52%      0.57%(e)
Portfolio turnover rate                                           45%(d)      115%        129%        122%        66%        70%(e)
Net assets, end of period (in thousands)                     $12,135      $11,860     $12,888     $15,505    $21,012   $ 23,718
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                         1.52%(e)     1.54%       1.58%       1.53%      1.58%      1.51%(e)
   Net investment income (loss) to average net assets           0.23%(e)     0.84%       0.71%       0.46%      0.34%      0.46%(e)
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a)  Financial reporting for Class R shares commenced on June 7, 2013.

(b) The per-share data presented above is based on the average shares outstanding for the period presented.

(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(d)  Not annualized.

(e)  Annualized.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/18 29

---------------------------------------------------------------------------------------------------------------------------------
                                                       Six Months
                                                       Ended         Year         Year         Year        Year       Year
                                                       2/28/18       Ended        Ended        Ended       Ended      Ended
                                                       (unaudited)   8/31/17      8/31/16*     8/31/15*    8/31/14*   8/31/13(a)
---------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                   $  16.93      $  14.27     $  16.49     $  21.09    $  19.85   $  18.18
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                        $   0.08(b)   $   0.24(b)  $   0.21(b)  $   0.24    $   0.23   $   0.41
   Net realized and unrealized gain (loss)
      on investments                                       1.68          2.62         0.98        (1.03)       3.86       2.51
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations     $   1.76      $   2.86     $   1.19     $  (0.79)   $   4.09   $   2.92
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                               $  (0.21)     $  (0.20)    $  (0.21)    $  (0.19)   $  (0.14)  $  (0.40)
   Net realized gain                                      (2.27)           --        (3.20)       (3.62)      (2.71)     (0.85)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                    $  (2.48)     $  (0.20)    $  (3.41)    $  (3.81)   $  (2.85)  $  (1.25)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value             $  (0.72)     $   2.66     $  (2.22)    $  (4.60)   $   1.24   $   1.67
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $  16.21      $  16.93     $  14.27     $  16.49    $  21.09   $  19.85
=================================================================================================================================
Total return (c)                                          10.81%(d)     20.20%        7.80%       (4.85)%     21.97%     16.63%
Ratio of net expenses to average net assets                0.81%(e)      0.84%        0.84%        0.85%       0.82%      0.85%
Ratio of net investment income (loss) to average
   net assets                                              0.95%(e)      1.54%        1.45%        1.12%       1.11%      1.29%
Portfolio turnover rate                                      45%(d)       115%         129%         122%         66%        70%
Net assets, end of period (in thousands)               $150,028      $148,541     $109,037     $161,238    $276,563   $347,635
Ratios with no waiver of fees and assumption of
   expenses by the Adviser and no reduction for
   fees paid indirectly:
   Total expenses to average net assets                    0.81%(e)      0.84%        0.84%        0.85%       0.82%      0.97%
   Net investment income (loss) to average net assets      0.95%(e)      1.54%        1.45%        1.12%       1.11%      1.16%
=================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The Fund acquired the assets and liabilities of Pioneer Disciplined Value Fund (the "predecessor fund") on June 7, 2013 (the "reorganization"). As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. Historical per-share amounts prior to June 7, 2013 have been adjusted to reflect the conversion ratio used to align the net asset values of the predecessor fund with those of the Fund.

(b) The per-share data presented above is based on the average shares outstanding for the period presented.

(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(d)  Not annualized.

(e)  Annualized.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/18

Notes to Financial Statements | 2/28/18 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Disciplined Value Fund (the "Fund") is a series of Pioneer Series Trust III, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term capital growth.

The Fund offers four classes of shares designated as Class A, Class C, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Fund's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Fund's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. (the "Adviser") and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc. (the "Distributor").

In October 2016, the Securities and Exchange Commission ("SEC") released its Final Rule on Investment Company Reporting Modernization. In addition to introducing two new regulatory reporting forms (Form N-PORT and Form

                 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/18 31

N-CEN), the Final Rule amends Regulation S-X, which impacts financial statement presentation, particularly related to the presentation of derivative investments. The Fund's financial statements were prepared in compliance with the amendments to Regulation S-X.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") that require the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains or losses on investments during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

     Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded.
     Over-the-counter ("OTC") options and options on swaps ("swaptions") are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury

32 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/18 spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.

     Cash may include overnight time deposits at approved financial institutions.

     Securities for which independent pricing services or broker dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

     At February 28, 2018, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services).

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

     Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

     Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

                 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/18 33

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of August 31, 2017, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended August 31, 2017 was as follows:

     ---------------------------------------------------------------------------
                                                                            2017
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                                  $5,210,126
     Long-term capital gain                                                   --
     ---------------------------------------------------------------------------
          Total                                                       $5,210,126
     ===========================================================================

     The following shows the components of distributable earnings (losses) on a federal income tax-basis at August 31, 2017:

     ---------------------------------------------------------------------------
                                                                            2017
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                  $ 17,584,765
     Undistributed long-term gain                                     51,149,760
     Net unrealized appreciation                                      48,003,258
     ---------------------------------------------------------------------------
          Total                                                     $116,737,783
     ===========================================================================

34 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/18

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales.

D.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $7,398 in underwriting commissions on the sale of Class A shares during the six months ended February 28, 2018.

E.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

F.   Risks

     The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse

                 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/18 35 governmental laws or currency exchange restrictions. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

     Interest rates in the U.S. recently have been historically low, so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

     With the increased use of technologies such as the Internet to conduct business, the fund is susceptible to operational, information security and related risks. While the fund's adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the fund cannot control the cybersecurity plans and systems put in place by service providers to the fund such as Brown Brothers Harriman & Co., the fund's custodian and accounting agent, [DST Asset Manager Solutions, Inc., the fund's transfer agent]/[American Stock Transfer and Trust Co., the fund's transfer agent]. In addition, many beneficial owners of fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber attacks. Cybersecurity failures or breaches at Amundi Pioneer or the fund's service providers or intermediaries have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with the fund's ability to calculate its NAV, impediments to trading, the inability of fund shareholders to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareholder information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber attacks.

G.   Futures Contracts

     The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Upon

36 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/18 entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at February 28, 2018 is recorded as "Futures collateral" in the Statement of Assets and Liabilities.

     Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for futures" or "Due to broker for futures" in the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

     There were no futures contracts open during six months ended February 28, 2018.

H.   Purchased Options

     The Fund may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation are recorded in the Fund's financial statements. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on

                 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/18 37 investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid. The average value of contracts open during the six months ended February 28, 2018, was $358,382. Purchased options open at period end are listed in the Fund's Schedule of Investments.

2. Management Agreement

The Adviser manages the Fund's portfolio. Management fees are calculated daily at the annual rate to 0.65% of the Fund's average daily net assets up to $1 billion, 0.60% of the next $2 billion of the Fund's average daily net assets, 0.55% of the next $4.5 billion of the Fund's average daily net assets and 0.525% of the Fund's average daily net assets over $7.5 billion. For the six months ended February 28, 2018, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.65% of the Fund's average daily net assets.

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 1.20%, 2.10%, 1.40% and 0.85% and of the average daily net assets attributable to Class A, Class C, Class R and Class Y shares, respectively. Fees waived and expenses reimbursed during the six months ended February 28, 2018, are reflected on the Statement of Operations. These expense limitations are in effect through January 1, 2019. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $54,784 in management fees, administrative costs and certain other reimbursements payable to the Adviser at February 28, 2018.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

38 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/18

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls. For the six months ended February 28, 2018, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareowner Communications:
--------------------------------------------------------------------------------
Class A                                                                  $21,455
Class C                                                                    4,163
Class R                                                                      625
Class Y                                                                    1,854
--------------------------------------------------------------------------------
  Total                                                                  $28,097
================================================================================

4. Distribution and Service Plans

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $32,495 in distribution fees payable to the Distributor at February 28, 2018.

The Fund also has adopted a separate service plan for Class R shares ("Service Plan"). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class R and Class Y shares) may be subject to a contingent deferred sales charge ("CDSC"). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to

                 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/18 39 the original purchase of those shares. There is no CDSC for Class R or Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended February 28, 2018, CDSCs in the amount of $1,431 were paid to the Distributor.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the "Funds"), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The Fund participates in a facility that is in the amount of $195 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate ("LIBOR") plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date or (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended February 28, 2018, the Fund had no borrowings under the credit facility.

40 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/18

Trustees, Officers and Service Providers

Trustees                                    Officers
Thomas J. Perna, Chairman                   Lisa M. Jones, President and
David R. Bock                                 Chief Executive Officer
Benjamin M. Friedman                        Mark E. Bradley, Treasurer and
Margaret B.W. Graham                          Chief Financial Officer
Lisa M. Jones                               Christopher J. Kelley, Secretary and
Lorraine H. Monchak                           Chief Legal Officer
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

                 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/18 41

                          This page is for your notes.

42 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/18

                          This page is for your notes.

                 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/18 43

                          This page is for your notes.

44 Pioneer Disciplined Value Fund | Semiannual Report | 2/28/18

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2018 Amundi Pioneer Asset Management 19126-12-0418

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.


N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.


N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amudi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.


N/A


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.


N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A


ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust III


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date April 26, 2018


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date April 26, 2018


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date April 26, 2018

* Print the name and title of each signing officer under his or her signature.